SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.     )

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American Claims Evaluation, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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AMERICAN CLAIMS EVALUATION, INC.
One Jericho Plaza
Jericho, New York 11753

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To be held on October 19, 2005

To the Shareholders of American Claims Evaluation, Inc.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the "Annual Meeting") of American Claims Evaluation, Inc., a New York corporation, will be held at the offices of Hartman & Craven LLP, 488 Madison Avenue, New York, New York 10022 on Wednesday, October 19, 2005 at 10:00 a.m., local time, to consider and act upon the following matters:

(1)	To elect four Directors to the Board of Directors;

(2)	To approve the Company's 2005 Stock Incentive Plan; and

(3)	To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

Only shareholders of record at the close of business on August 31, 2005 will be entitled to notice of, and to vote at, the Annual Meeting or at any adjournment thereof.

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE COMPLETE, SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE IN THE ACCOMPANYING ENVELOPE.

By Order of the Board of Directors,
GARY J. KNAUER Secretary

September 9, 2005

AMERICAN CLAIMS EVALUATION, INC.
One Jericho Plaza
Jericho, New York 11753

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

October 19, 2005

General

This Proxy Statement and the accompanying Proxy Card are being furnished in connection with the solicitation by the Board of Directors of American Claims Evaluation, Inc. (the "Company") of proxies to be voted at the Annual Meeting of Shareholders (the "Annual Meeting") to be held at 10:00 a.m. (New York time) on Wednesday, October 19, 2005 at the offices of Hartman & Craven LLP, 488 Madison Avenue, New York, New York 10022 and at any adjournments thereof, with respect to the matters referred to in the accompanying notice. This Proxy Statement and the accompanying Proxy Card are first being mailed to shareholders on or about September 12, 2005.

The Company's common stock, par value $.01 per share ("Shares"), is the Company's only outstanding class of voting security. Holders of record at the close of business on August 31, 2005 are entitled to notice of, and to vote at, the Annual Meeting and any adjournment thereof. At the close of business on August 31, 2005, there were issued and outstanding 4,804,800 Shares, each entitled to cast one vote per Share. The holders of a majority of the issued and outstanding Shares entitled to vote shall constitute a quorum at the Annual Meeting for the transaction of business. The election of directors, as described in the accompanying notice, requires the vote of a plurality of votes cast at the Annual Meeting. Approval of the 2005 Stock Incentive Plan, as described in the accompanying notice, requires the affirmative vote of a majority of the votes cast at the Annual Meeting. For purposes of determining whether proposals have received a majority vote, abstentions will not be included in the vote totals and, in instances where brokers are prohibited from exercising discretionary authority for beneficial owners who have not returned a proxy ("broker non-votes"), those votes will not be included in the vote totals. Therefore, abstentions and broker non-votes will be counted in the determination of a quorum and will have no effect on the vote for the election of Directors or approval of the 2005 Stock Incentive Plan. Because of the percentage of beneficial ownership of Shares held by directors and management, (i) election of the directors nominated and referred to in this Proxy Statement and (ii) approval of the 2005 Stock Incentive Plan is assured.

Revocability of Proxies

The attendance of a shareholder at the Annual Meeting will not automatically revoke such shareholder's proxy. However, a shareholder may revoke a proxy at any time prior to its exercise by (1) delivering to the Secretary of the Company a written notice of revocation prior to the Annual Meeting, (2) delivering to the Secretary of the Company before the Annual Meeting a duly executed proxy bearing a later date, or (3) attending the Annual Meeting, filing a written notice of revocation with the secretary of the meeting and voting in person.

Solicitation of Proxies

In addition to solicitation by mail at the Company's expense, directors, officers and employees of the Company may solicit proxies for the Annual Meeting from the shareholders of the Company personally or by telephone or telegram without additional remuneration therefor, but at the Company's cost for all out-of-pocket expenses. The Company will also provide persons, firms, banks and corporations holding Shares in their names or in the names of nominees, which in either case are beneficially owned by others, proxy material for transmittal to such beneficial owners.

SHARE OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the current beneficial ownership of the Company's Shares as of August 31, 2005 by (i) each person known by the Company to beneficially own more than 5% of such Shares, (ii) each director, nominee for director of the Company, and each named executive officer of the Company, and (iii) all directors and executive officers of the Company as a group. The percentages have been calculated by taking into account all Shares owned on the record date as well as all such Shares with respect to which such person has the right to acquire beneficial ownership at such date or within 60 days thereafter. Except as otherwise indicated, all persons listed below have sole voting and sole investment power with respect to all Shares shown as beneficially owned by them.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)(4)		Percent of Class (1)
Gary Gelman (2)	3,696,400		66.0%
Peter Gutmann (2)	121,000	(3)	2.5%
Edward M. Elkin (2)	81,000		1.7%
Joseph Looney (2)	20,000		(7)
Gary J. Knauer (2)	145,000		2.9%
J. Morton Davis	388,024	(5)	8.0%
Kinder Investments, L.P.	292,500	(6)	6.1%
All executive officers and directors as a group (five persons)	4,063,400		68.6%

(1)	Based on a total of 4,804,800 Shares issued and outstanding as of August 31, 2005. In addition, 1,121,000 Shares which directors and executive officers described in the table have the right to acquire within 60 days of such date pursuant to the exercise of options granted under the Company's stock option plans are included since these are deemed outstanding for the purpose of computing the percentage of Shares owned by such persons in accordance with the provisions of Rule 13d-3(d)(1)(i) promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

(2)	Address is c/o American Claims Evaluation, Inc., One Jericho Plaza, Jericho, NY 11753.

(3)	Includes 4,000 Shares owned by the wife of Mr. Gutmann, as to which beneficial ownership is disclaimed.

(4)	Includes the presently exercisable portions of outstanding stock options (aggregating 1,121,000 Shares) which, in the case of Messrs. Gelman, Gutmann, Elkin, Looney and Knauer are 800,000, 75,000, 81,000, 20,000 and 145,000 Shares, respectively.

(5)	386,924 of these Shares are owned of record by D.H. Blair Investment Banking Corp., whose address is 44 Wall Street, New York, NY ("Blair Investment"). Mr. J. Morton Davis, the sole shareholder of Blair Investment, has reported that Blair Investment's Shares may be deemed to be beneficially owned by him. Mr. Davis owns 1,100 Shares directly.

(6)	These Shares are owned of record by Kinder Investments, L.P. ("Kinder"), Nesher, LLC, the general partner of Kinder ("Nesher") and Dov Perlysky, the managing member of Nesher ("Perlysky"). The reporting parties' business address is 100 Park Avenue, New York, NY. Nesher and Kinder may be deemed to beneficially own 292,500 Shares. Perlysky may be deemed to beneficially own 292,572 Shares, consisting of 292,500 Shares owned directly by Kinder and 72 Shares owned directly by Perlysky's wife.

(7)	Less than 1%.

PROPOSAL ONE

ELECTION OF DIRECTORS

Four directors are to be elected at the Annual Meeting to hold office until the next Annual Meeting of Shareholders and until their respective successors have been elected and qualified or until their prior death, resignation or removal. The by-laws provide that the Board of Directors shall consist of no less than three and no more than seven members, with the actual number to be established by resolution of the Board of Directors. The current Board of Directors has by resolution established the number of directors at four.

Unless a proxy specifies that it is not to be voted in favor of a nominee for director, it is intended that the Shares represented by the proxy will be voted in favor of the nominees listed below. In the event that any nominee shall be unable to serve, it is intended that the proxies will be voted for the nominees designated by the Board of Directors. The Company believes that all nominees will be able to serve.

The following table sets forth certain information with respect to each nominee for election as a director. There are no arrangements or understandings between the Company and any director or nominee pursuant to which such person was elected or nominated to be a director of the Company. Each nominee is currently serving as a director of the Company. For information with respect to security ownership of directors, see "SHARE OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT."

Name	Age	Position(s) with the Company
Gary Gelman	58	Chairman of the Board, President and Chief Executive Officer
Edward M. Elkin, M.D.	66	Director
Peter Gutmann	76	Director
Joseph Looney	47	Director

Nominees for Election as Directors

Gary Gelman, the founder of the Company, has been Chairman of the Board since July 1, 1985, and President, Chief Executive Officer and a director since inception. Mr. Gelman served as Treasurer from inception to October 1991. Since 1973, Mr. Gelman has also been Chief Executive Officer and a principal of American Para Professional Systems, Inc., which provides nurses who perform physical examinations of applicants for life and/or health insurance for insurance companies. He received a B.A. from Queens College.

Edward M. Elkin, M.D. has been a director of the Company since July 1, 1985. For more than the past five years, Dr. Elkin has been performing services relating to utilization review and quality assurance in hospitals for the New York State Department of Health. He is certified by the American Board of Pediatrics and the American Board of Quality Assurance and Utilization Review Physicians. He received his B.A. from Harvard College and his M.D. from New York University School of Medicine.

Peter Gutmann has been a director of the Company since July 1, 1985. For more than the past twenty years, he has been a Professor of Economics and Finance at Baruch College, City University of New York and was Chairman of the Economics and Finance Department from 1971 to 1977. He received a B.A. from Williams College, a B.S. from Massachusetts Institute of Technology, an M.A. from Columbia University and a PhD. from Harvard University.

Joseph Looney was appointed as a director of the Company on June 14, 2005. He has been the Chief Financial Officer and Secretary of Astrex, Inc., a distributor of electronic components, since 2002. From 1996-2002, he was the Chief Financial Officer, V.P. of Finance and Assistant Secretary of Manchester Technologies, Inc., a network integrator and reseller of computer products. From 1984-1996, he was employed by the accounting firm of KPMG LLP. He is a Certified Public Accountant and has a B.A. from Queens College, City University of New York and an M.S. from Long Island University. Since 1996, Mr. Looney has also been an Adjunct Professor of Accounting and Business Law at Hofstra University.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE APPROVAL OF THESE NOMINEES FOR ELECTION AS DIRECTORS.

Meetings and Committees of the Board

The Board of Directors held three meetings during the fiscal year commencing April 1, 2004 and ending March 31, 2005 (the "Recent Fiscal Year"). All of the nominees were members of the Board of Directors during the Recent Fiscal Year, except for Mr. Looney who was elected to the Board of Directors in June 2005, and attended all three meetings.

As a matter of policy, members of the Board of Directors are required to make every reasonable effort to attend the Annual Meeting. All members of the Board of Directors, except for Mr. Looney who was elected to the Board of Directors in June 2005, attended the Company's 2004 Annual Meeting of Shareholders held on October 9, 2004.

The Company has a separately designated standing audit committee established in accordance with section 3(a)(58)(A) of the Exchange Act which held four meetings during the Recent Fiscal Year. The members of the Audit Committee are Messrs. Gutmann, Elkin and Looney. The Board of Directors has determined that each member of the Audit Committee is "independent" not only under the Qualitative Listing Requirements (the "QLR") of the Nasdaq Stock Market ("NASD"), but also within the definition contained in a final rule adopted by the Securities and Exchange Commission (the "SEC"). The Audit Committee's duties and responsibilities include engaging the independent auditors, directing investigations into matters relating to audit functions, reviewing the plan and results of audits with the Company's auditors, reviewing the Company's internal accounting controls and approving services to be performed by the Company's auditors and related fees. Such duties and responsibilities are more fully described in the Audit Committee Charter adopted by the Board of Directors, which is attached to this Proxy Statement as Exhibit A.

In compliance with the requirements of the QLR, the independent directors of the Board of Directors will meet in executive session during the fiscal year ending March 31, 2006. It is contemplated that executive sessions will occur at least twice a year, and perhaps more frequently, in conjunction with regularly scheduled meetings of the Board of Directors.

Director Nomination Policy

The Company does not currently have a standing Nominating Committee or a formal Nominating Committee Charter. Currently, the independent members of the Board, rather than a nominating committee, approve or recommend to the full Board those persons to be nominated. The Board believes that the current method of nominating directors is appropriate because it allows each independent board member input into the nomination process and because it complies with applicable NASD listing standards.

The Board has, by resolution, adopted a director nomination policy. The purpose of the policy is to describe the process by which candidates for inclusion in the Company's recommended slate of director nominees are selected. The director nomination policy is administered by the Board.

In the ordinary course, absent special circumstances or a change in the criteria for Board membership, the incumbent directors who continue to be qualified for Board service and are willing to continue as directors are renominated. If the Board thinks it is in the best interest of the Company to nominate a new individual for director in connection with an annual meeting of shareholders, or if a vacancy occurs between annual shareholder meetings, the Board will seek potential candidates for Board appointments who meet criteria for selection as a nominee and have the specific qualities or skills being sought. Director candidates will be selected based on input from members of the Board, senior management of the Company and, if deemed appropriate, a third-party search firm.

Candidates for Board membership must possess the background, skills and expertise to make significant contributions to the Board, to the Company and its shareholders. Desired qualities to be considered include substantial experience in business or administrative activities; breadth of knowledge about issues affecting the Company; and ability and willingness to contribute special competencies to Board activities. The independent members of the Board also consider whether members and potential members are independent under the QLR. In addition, candidates should posses the following attributes: personal integrity; absence of conflicts of interest that might impede the proper performance of the responsibilities of a director; ability to apply sound and independent business judgment; sufficient time to devote to Board and Company matters; ability to fairly and equally represent all shareholders; reputation and achievement in other areas; independence under rules promulgated by the SEC and the QLR; and diversity of viewpoints, background and experiences.

The Board of Directors intends to review the director nomination policy from time to time to consider whether modifications to the policy may be advisable as the Company's needs and circumstances evolve, and as applicable legal or listing standards change. The Board may amend the director nomination policy at any time.

Shareholder Nominations

The Board will consider director candidates recommended by shareholders and will evaluate such director candidates in the same manner in which it evaluates candidates recommended by other sources. In making recommendations for director nominees for the annual meeting of shareholders, the Board of Directors will consider any written recommendations of director candidates by shareholders received by the Corporate Secretary of the Company no later than 90 days before the anniversary of the previous year's annual meeting of shareholders, except that if no annual meeting was held in the previous year or if the date of the annual meeting is advanced by more than 30 days prior to, or delayed by more than 60 days after, such anniversary date, notice must be received by the 10th day following the date that public disclosure of the date of the annual meeting is given to shareholders. Recommendations must be mailed to American Claims Evaluation, Inc., One Jericho Plaza, Jericho, NY 11753, Attention: Corporate Secretary, and include all information regarding the candidate as would be required to be included in a proxy statement filed pursuant to the proxy rules promulgated by the SEC if the candidate were nominated by the Board of Directors (including such candidate's written consent to being named in the proxy statement as a nominee and to serving as a director if elected). The shareholder giving notice must provide (i) his or her name and address, as they appear on the Company's books, and (ii) the number of shares of the Company which are beneficially owned by such shareholder. The Company may require any proposed nominee to furnish such other information it may require to be set forth in a shareholder's notice of nomination which pertains to the nominee.

Communications with Directors

The Board of Directors welcomes communications from its shareholders and other interested parties and has adopted a procedure for receiving and addressing those communications. Stockholders and other interested parties may communicate any concerns they may have about the Company directly to either the full board of directors or one or more directors by mailing their communications to the Company at the following address: [Director], American Claims Evaluation, Inc., One Jericho Plaza, Jericho, NY 11753, Attention: Corporate Secretary. The Corporate Secretary will promptly forward all shareholder communications and other communications from interested parties unopened to the intended recipient.

Director Compensation

Each Director who is not a salaried employee receives an annual retainer of $1,000 and a uniform fee of $500 for each Board of Directors' meeting and/or Audit Committee meeting attended in person. In addition, Mr. Looney will receive an additional fee of $500 per Audit Committee meeting as the "audit committee financial expert" serving on the Company's Audit Committee.

Director Independence

The Company is required to have a Board of Directors a majority of whom are "independent" as defined by the QLR and to disclose in the proxy statement for each annual meeting those directors that the Board of Directors has determined to be independent. Based on such definition, the Board of Directors has determined that all directors other than Mr. Gelman, who is an officer of the Company, are independent.

The Company is also required to have an audit committee of at least three members composed solely of independent directors. The Board of Directors is required under the QLR to affirmatively determine the independence of each director on the Audit Committee. The Board has determined that each member of the Audit Committee is "independent" not only under the QLR, but also within the definition contained in a final rule of the SEC. Furthermore, the Board of Directors has determined that Mr. Looney is the "audit committee financial expert", as defined in regulations adopted pursuant to the Sarbanes-Oxley Act of 2002, serving on the Audit Committee.

Components of Compensation

The Company does not have a standing Compensation Committee. However, in accordance with the QLR, the three independent members of the Board, rather than a formal committee, review executive compensation. The executive compensation philosophy emphasizes providing an executive compensation package that enables the Company to attract, motivate and retain talented executives, primarily through aligning the financial interests of executives with long-term total shareholder return, particularly though stock options. The executive compensation program consists of both base salaries and long-term incentives.

The executive officers receive base salaries as compensation for their job performance, abilities, knowledge and experience. Apart from contractual commitments, the Company intends to maintain base salaries at below competitive levels in the marketplace until the Company is cash flow positive.

The Company also believes that stock option plans provide an excellent vehicle for rewarding performance by Company executives and retaining their services for the future.

Code of Ethics

The Company has adopted a Code of Ethics (the "Code of Ethics") that applies to its Chief Executive Officer, Chief Financial Officer, directors and employees. The Code of Ethics is designed to focus our officers, directors and employees on areas of ethical risk, provide guidance to personnel to help them recognize and deal with ethical issues, provide a mechanism to report unethical conduct and help to foster a culture of honesty and accountability for adherence to the Code of Ethics. Any amendments or waivers to the Code of Ethics will be promptly disclosed as required by applicable laws, rules and regulations of the SEC.

Section 16(a) Beneficial Ownership Reporting Compliance

Under Federal securities laws, the Company's directors, its executive officers and any person holding more than 10% of the Company's Shares are required to report their ownership of the Company's Shares and any changes in that ownership to the SEC on the SEC's Forms 3, 4 and 5. Based on its review of the copies of such forms it has received, the Company believes that all officers, directors and owners of greater than 10% of the Company's equity securities complied on a timely basis with all filing requirements applicable to them with respect to transactions during the Recent Fiscal Year.

EXECUTIVE OFFICERS OF THE COMPANY

The executive officers of the Company are as follows:

Name	Age	Position
Gary Gelman	58	Chairman of the Board, President and Chief Executive Officer
Gary J. Knauer	46	Chief Financial Officer, Treasurer and Secretary

For a description of Mr. Gelman's business experience, see "ELECTION OF DIRECTORS — Nominees for Election as Directors."

Gary J. Knauer joined the Company as its Controller in July 1991 and has served as Chief Financial Officer and Treasurer since October 1991 and as Secretary since March 1993. Before joining the Company, Mr. Knauer was employed from October 1984 to June 1991 by the accounting firm of KPMG LLP. He is a Certified Public Accountant and holds a B.S. from Binghamton University. Since February 1994, Mr. Knauer has also served as Chief Financial Officer of American Para Professional Systems, Inc.

Each of the Company's executive officers is to serve until the next Annual Meeting of Shareholders or until his earlier resignation or removal.

EXECUTIVE COMPENSATION

The following table sets forth all compensation paid or accrued to the Company's Chief Executive Officer and another executive officer (the "Named Executive Officers") with annual compensation exceeding $100,000 for the fiscal years ended March 31, 2005, 2004 and 2003:

		Annual Compensation			Long-Term Compensation Awards
Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Other Annual Compensation ($)(1)	Securities Underlying Options (#)	All Other Compensation ($)(2)
Gary Gelman
Chairman, President and CEO	2005	$244,311	—	—	—	$2,592
	2004	244,311	—	—	100,000	2,514
	2003	244,311	—	—	500,000	2,496
Gary J. Knauer
Treasurer, Secretary and CFO	2005	$125,840	—	—	50,000	$1,842
	2004	119,881	—	—	30,000	1,810
	2003	111,462	—	—	50,000	1,672

(1)	The aggregate of all perquisites and other personal benefits provided by the Company were not greater than either $50,000 or 10% of the total annual salary and bonus reported in this table for the respective Named Executive Officers.

(2)	Consists of matching contributions made by the Company under the Company's 401(k) plan.

Employment Agreements

Mr. Gelman's employment agreement with the Company provides for him to be employed as Chairman of the Board of Directors and Chief Executive Officer at an annual salary of $238,800. In addition, Mr. Gelman is entitled to participate in all employee benefit programs and other policies and programs of the Company. Mr. Gelman is not required to devote any specific number of hours to the business of the Company. He is subject to a non-competition and non-disclosure covenant for a period of three years following termination of employment with the Company. The employment agreement is in effect through June 6, 2006, and is automatically renewable for successive one year terms unless the Company or Mr. Gelman gives the other notice of intention to terminate the agreement at the end of the then-current term.

Option Grants in Last Fiscal Year

The following table summarizes the grants of stock options made during the Recent Fiscal Year to the Named Executive Officers:

Name	Number of Securities Underlying Options Granted (#)	% of Total Options Granted to Employees in Fiscal Year	Exercise Price ($/sh)	Expiration Date
Gary J. Knauer
Treasurer, Secretary and CFO	50,000	100.0%	$2.24	02/10/2015

Aggregated Option Exercises in Last Fiscal Year
and FY-End Option Values

The following table sets forth information regarding the exercise of options during the Recent Fiscal Year and the number and dollar value of unexercised stock options for the Named Executive Officers at March 31, 2005. The value realized represents the difference between the aggregate closing selling price of the Shares on the date of exercise less the aggregate exercise price paid. The value of the unexercised in-the-money options is based on the closing price of the Shares on March 31, 2005 of $1.89 per Share, minus the exercise price, multiplied by the number of Shares issuable upon exercise of the options. These values have not been, and may never be, realized.

Name	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options at FY-End (#)		Value of Unexercised In-the-Money Options at FY-End ($)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Gary Gelman	600,000	$6,000	550,000	—	$192,000	—
Gary J. Knauer	—	—	132,500	97,500	$3,675	$6,525

PROPOSAL TWO

APPROVAL OF THE 2005 STOCK INCENTIVE PLAN

2005 Stock Incentive Plan

On June 14, 2005, the Board of Directors adopted, subject to approval of the shareholders, the 2005 Stock Incentive Plan (the "2005 Plan"). The following description of the 2005 Plan is qualified in its entirety by reference to the text of the 2005 Plan, a copy of which is annexed hereto as Exhibit B.

Purpose

The purpose of the 2005 Plan is to provide an incentive to key employees (including directors and officers who are key employees), non-employee directors, independent contractors and consultants of the Company and to offer an additional inducement in obtaining the services of such individuals.

Administration of the 2005 Plan

The 2005 Plan is administered by the independent directors of the Company (the "Independent Directors"). Each of the Independent Directors is intended to be a non-employee director as defined in Rule 16b-3 under the Exchange Act, and an outside director as defined under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). The current Independent Directors are Messrs. Gutmann, Elkin and Looney. The Independent Directors are authorized, subject to the provisions of the 2005 Plan, to determine the employees, non-employee directors, independent contractors and consultants who will receive options under the 2005 Plan, the number of Shares subject to each option and the terms of those options, and to interpret the 2005 Plan and to make such rules and regulations relating to the 2005 Plan as the Independent Directors may deem proper.

Shares of Stock Subject to the 2005 Plan and Exercise Price

Options granted under the 2005 Plan to key employees will either be Incentive Stock Options ("ISOs") under the provisions and subject to the limitations of Section 422 of the Code or non-statutory options under the Code, as determined by the Independent Directors; options granted to non-employee directors, independent contractors and consultants are non-statutory options under the Code. The 2005 Plan permits the granting of an aggregate of 1,000,000 Shares at a price equal to not less than one hundred percent (100%) of the fair market value of the Shares on the date that the option is granted. Further no ISO may be granted to an employee owning Shares having more than 10% of the voting power of the Company unless the option price for such employee's ISO is at least 110% of the fair market value of the Shares subject to the ISO at the time the ISO is granted and the ISO is not exercisable after five years from the date of granting. No option may be granted under the 2005 Plan after the tenth anniversary of the adoption of the 2005 Plan. Options may be granted through June 13, 2015. The closing price of the Shares on September 7, 2005 was $1.93.

Upon the grant of any option, the optionee must enter into a written agreement with the Company setting forth the terms upon which the option may be exercised. Such an agreement sets forth the length of the term of the option and the timing of its exercise as determined by the Independent Directors. In no event shall the length of an option extend beyond ten years from the date of its grant. An optionee may exercise an option by delivering payment to the Company in cash, previously acquired Shares or a combination thereof.

Under the 2005 Plan, if the employment of any person to whom an option has been granted is terminated for any reason other than the death or disability of the optionee, the optionee may exercise within ninety days of such termination such options as the optionee could have exercised if his or her employment had continued for such ninety day period. If the optionee dies while employed by the Company or its subsidiaries, or during a period after termination of employment in which the optionee could exercise an option, the optionee's beneficiary may exercise the option within one year of the date of the optionee's death but in no event may the option be exercised later than the date on which the option would have expired if the optionee had lived. If the termination is by reason of disability, the optionee may exercise the option, in whole or in part, at any time within one year following such termination of employment, but in no event may the option be exercised later than the date on which the option would have expired if the optionee had not been terminated for disability. Notwithstanding the above, an optionee terminated either (a) for cause or (b) without the consent of the Company may not exercise his or her outstanding options.

Change of Control

In the event of a merger or consolidation in which the Company is not the surviving corporation, or any other capital reorganization in which more than 50% of the Shares entitled to vote are exchanged, any outstanding options shall vest in their entirety and become exercisable within the period of thirty days commencing upon the date action of the shareholders (or the Board of Directors if shareholder action is not required) is taken to approve the transaction and upon the expiration of that period all options shall automatically terminate, unless other provision is made therefor in the transaction.

Federal Income Tax Consequences

With respect to the tax effects of ISOs, the optionee does not recognize any taxable income when the option is granted or exercised. If no disposition of shares issued to an optionee pursuant to the exercise of an ISO is made by the optionee within two years from the date of grant or within one year after the transfer of such shares to the optionee then (a) upon sale of such shares, any amount realized in excess of the option price (the amount paid for the Shares) will be taxed to the optionee as long-term capital gain and any loss sustained will be a long-term capital loss and (b) no deduction will be allowed to the Company for Federal income tax purposes. The exercise of an ISO will give rise to an item of tax preference that may result in alternative minimum tax liability for the optionee.

If Shares acquired upon the exercise of an ISO are disposed of prior to the expiration of the two year and one year holding periods described above (a "Disqualifying Disposition") generally (a) the optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares at exercise (or, if less, the amount realized upon the sale of such Shares) over the option price thereof, and (b) the Company will be entitled to deduct such amount, subject to applicable withholding requirements. Any further gain realized will be taxed as short-term or long-term capital gain and will not result in any deduction by the Company. A Disqualifying Disposition will eliminate the item of tax preference associated with the exercise of the ISO.

If an optionee is permitted to, and does, make the required payment of the option price by delivering Shares, the optionee generally will not recognize any gain as a result of such delivery, but the amount of gain, if any, which is not so recognized will be excluded from his basis in the new Shares received. However, the use by an optionee of Shares previously acquired pursuant to the exercise of an ISO to exercise an ISO will be treated as a taxable disposition if the transferred Shares are not held by the optionee for the requisite holding period described above.

A recipient of a non-statutory option incurs no income tax liability as a result of having been granted those options. The exercise by an individual of a non-statutory option normally results in the immediate realization of income by the individual of the difference between the market value of the Shares which are being purchased on the date of exercise and the price being paid for such Shares. The amount of such income also is deductible by the Company. If the exercise price is paid in whole or in part in Shares, no income, gain or loss is recognized by an optionee on the receipt of Shares equal in number to the Shares delivered in payment of the exercise price, and the fair market value of the remainder of the Shares received upon exercise of the option, determined as of the date of exercise, less the amount of cash, if any, paid upon exercise, is treated as compensation income received by the optionee.

Under current law an individual who sells Shares which were acquired upon the exercise of non-statutory options will receive long-term capital gains or loss treatment, if the individual has held such Shares for longer than one year following the date of such exercise, on the gain or loss equal to the difference between the price for which such Shares were sold and the market value of the Shares on the date of the exercise. If the individual has held the Shares for one year of less the gain or loss will be treated as short-term capital gain or loss.

In addition, (i) any officers and directors of the Company subject to Section 16(b) of the Exchange Act may also be subject to special tax rules regarding the income tax consequences concerning their options, (ii) any entitlement to a tax deduction on the part of the Company is subject to the applicable tax rules (including, without limitation, Section 162(m) of the Code regarding a $1,000,000 limitation on deductible compensation), (iii) the exercise of an ISO may have implications in the computation of alternative minimum taxable income, and (iv) in the event that the exercisability or vesting of any option is accelerated because of a change in control, payments relating to the option, either alone or together with certain other payments, may constitute parachute payments under Section 280G of the Code, which excess amounts may be subject to excise taxes.

In general, Section 162(m) of the Code denies a publicly held corporation a deduction for federal income tax purposes for compensation in excess of $1,000,000 per year per person to its chief executive officer and four other officers whose compensation is disclosed in its proxy statement, subject to certain exceptions. Options will generally qualify under one of these exceptions if they are granted under a plan that states the maximum number of shares with respect to which options may be granted to any recipient during a specified period and the plan under which the options are granted is approved by stockholders and is administered by a Committee comprised of outside directors.

Amendment of the 2005 Plan

The 2005 Plan may be terminated, suspended, or modified at any time by the Independent Directors, but no amendment increasing the maximum number of Shares for which options may be granted (except to reflect a stock split, stock dividend or other distribution), materially increasing the benefits accruing to an optionee or changing the class of persons eligible to be optionees shall be made without first obtaining approval by a majority of the outstanding Shares of the Company entitled to vote. No termination, suspension or modification of the 2005 Plan shall adversely affect any right previously acquired by the optionee or other beneficiary under the 2005 Plan without such optionee's or beneficiary's consent.

ISOs granted under the 2005 Plan may not be transferred other than by will or by the laws of descent and distribution or a qualified domestic relations order and, during the optionee's lifetime, may be exercised only by the optionee. Non-statutory stock options may be transferred as determined by the Committee and as set forth in the written agreement between the optionee and the Company.

Plan Benefits

The benefits or amounts that will be received by or allocated to any participants are not now determinable except that grants of options to purchase Shares at an exercise price of $1.94 per Share were made on August 15, 2005 to each of the following executive officers of the Company named in the Executive Compensation table included in this Proxy Statement, all Named Executive Officers as a group, and all current directors who are not executive officers as a group.

Name	Number of Shares
Gary Gelman	250,000
Edward M. Elkin, M.D.	10,000
Peter Gutmann	10,000
Joseph Looney	20,000
Gary J. Knauer	20,000
All executive officers, as a group (2 persons)	270,000
All directors who are not executive officers, as a group (3 persons)	40,000

Vote Required

The 2005 Plan requires the affirmative vote of a majority of the outstanding Shares of the Company entitled to vote. Unless a proxy specifies that it is not to be voted in favor of the 2005 Plan, it is intended that the Shares represented by the proxy will be voted in favor of the 2005 Plan. Because of the percentage of beneficial ownership of Shares held by directors and management, approval of the 2005 Plan and ratification of grants previously made under the 2005 Plan is assured.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" APPROVAL OF THE 2005 PLAN.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee has furnished the following report. The information contained in the "Audit Committee Report" is not deemed to be "soliciting material" or to be "filed" with the SEC, nor is such information to be incorporated by reference into any future filings under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Company specifically incorporates it by reference into such filing.

The Audit Committee reviews the Company's financial reporting process on behalf of the Board of Directors. Management is responsible for the financial statements and the reporting process, including the system of internal controls. The independent auditors are responsible for expressing an opinion on the conformity of the audited financial statements with accounting principles generally accepted in the United States of America.

In fulfilling its responsibilities:

•	The Audit Committee reviewed and discussed the audited financial statements contained in the 2005 Annual Report on Form 10-KSB with the Company's management and the independent auditors.

•	The Audit Committee discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees).

•	The Audit Committee received from the independent auditors written disclosures regarding the auditors' independence, as required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and discussed with the auditors their independence from the Company and its management.

In reliance on the reviews and discussions noted above, the Audit Committee recommended to the Board of Directors (and the Board approved) that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended March 31, 2005 for filing with the SEC.

The Audit Committee of the Board of Directors
Joseph Looney, Chairman
Peter Gutmann
Edward M. Elkin

AUDITORS

The Audit Committee has selected the firm of J.H. Cohn LLP ("J.H. Cohn") to act as the Company's auditors for the 2006 fiscal year.

A representative of J.H. Cohn is expected to be available either personally or by telephone hookup at the Annual Meeting to respond to appropriate questions from shareholders and will be given the opportunity to make a statement if he/she desires to do so.

On August 12, 2004, the Company dismissed KPMG LLP ("KPMG") as its auditors. The reports of KPMG on the Company's financial statements as of and for each of the fiscal years ended March 31, 2004 and 2003 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended March 31, 2004 and 2003 and through the date of dismissal, there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to KPMG's satisfaction, would have caused KPMG to make reference to the subject matter of the disagreement in connection with its report on the Company's financial statements for such years.

Simultaneously with the dismissal of its former auditors, the Company engaged J.H. Cohn to act as its auditors as successor to KPMG.

The Audit Committee of the Company's Board of Directors approved the dismissal of KPMG and this action was ratified by the Company's Board of Directors. The Audit Committee of the Company's Board of Directors simultaneously approved the appointment of J.H. Cohn as the Company's auditors and this action was ratified by the Company's Board of Directors.

Audit Fees.

The aggregate fees billed for the fiscal year ended March 31, 2005 for professional services rendered by J.H. Cohn for the audit of the annual financial statements and the review of the financial statements included in our quarterly reports on Form 10-QSB were $30,000.

The aggregate fees billed for the fiscal year ended March 31, 2004 for professional services rendered by KPMG for the audit of the annual financial statements and the review of the financial statements included in our quarterly reports on Form 10-QSB were $32,000.

Audit Related Fees.

The Company did not pay any additional fees for assurance services and related services to J.H. Cohn or KPMG that are reasonably related to the audit of the Company's annual financial statements and review of the interim financial statements included in the quarterly reports that are not reported under "Audit Fees" during the fiscal years ended March 31, 2005 and 2004, respectively.

Tax Fees.

The Company did not engage J.H. Cohn or KPMG to provide services to the Company for tax compliance, tax advice or tax planning during the fiscal years ended March 31, 2005 and 2004, respectively.

All Other Fees.

The Company did not engage J.H. Cohn or KPMG to provide any products or services to the Company other than as described above during the fiscal years ended March 31, 2005 and 2004, respectively.

The Audit Committee's policy is to pre-approve all audit services and all non-audit services that the Company's independent auditor is permitted to perform for the Company under applicable federal securities regulations.

CERTAIN MATTERS

On August 20, 2004, the Company entered into a seven-year noncancelable operating sublease, which commenced on December 1, 2004, for office space with American Para Professional Systems, Inc., an entity under the control of Mr. Gelman. Basic rent under the sublease was established as a pass-through with the Company's cost being fixed at a cost equal to the pro-rata rent payable for the subleased space by American Para Professional Systems, Inc. to the building's landlord.

OTHER MATTERS

The Board of Directors is not aware of any other matters which are likely to be brought before the Annual Meeting. However, in the event that any other matters properly come before the Annual Meeting, it is intended that the persons named in the accompanying proxy will vote the Shares represented by all properly executed proxies on such matters in such manner as shall be determined by a majority of the Board of Directors.

An Annual Report to Shareholders will accompany this Proxy Statement but is not to be considered a part hereof. The Company will provide to all shareholders, free of charge, a copy of its Annual Report on Form 10-KSB (without exhibits) for the fiscal year ended March 31, 2005, upon written request of such shareholder to Gary J. Knauer, Secretary, American Claims Evaluation, Inc., One Jericho Plaza, Jericho, New York 11753.

SHAREHOLDER PROPOSALS

Proposals by shareholders intended to be presented at the 2006 Annual Meeting of Shareholders must be received by the Company on or before May 12, 2006 in order to be included in the proxy statement for that meeting. It is suggested that proponents submit their proposals by certified mail, return receipt requested, addressed to the Secretary of the Company. Under the SEC's proxy rules, proxies solicited by the Board of Directors for the 2006 Annual Meeting may be voted at the discretion of the persons named in such proxies (or their substitutes) with respect to any shareholder proposal not included in the Company's proxy statement if the Company does not receive notice of such proposal on or before July 26, 2006, unless the 2006 Annual Meeting is not held within 30 days before or after the anniversary date of the 2005 Annual Meeting.

By Order of the Board of Directors,
Gary J. Knauer, Secretary

September 9, 2005
Jericho, New York

EXHIBIT A

AMERICAN CLAIMS EVALUATION, INC.
AMENDED AND RESTATED AUDIT COMMITTEE CHARTER

A.    Purpose

The primary purpose of the Audit Committee (the "Audit Committee") of American Claims Evaluation, Inc. (the "Company") shall be to assist the Board of Directors (the "Board") in fulfilling its responsibility to oversee the integrity of the Company's financial reporting process, including the performance of the Company's systems of internal accounting and financial controls, the Company's internal audit function, the outside auditors' qualifications and independence, the Company's process for monitoring compliance with applicable legal, regulatory and ethics programs, and the annual independent audit of the Company's financial statements. A purpose of the Audit Committee shall also be to prepare the Audit Committee report to be included in the Company's proxy statement for the annual meeting of shareholders and any other meeting of shareholders at which members of the Board are to be elected.

In discharging its oversight role, the Audit Committee shall have the power to investigate any matter that comes to its attention, with full access to all books, records, facilities and personnel of the Company. The Audit Committee shall also have the power to retain (at the Company's expense) outside counsel, auditors or other advisors as it determines necessary to carry out its purposes and to determine the engagement terms and fees of such outside counsel, auditors and other advisors. The outside auditors are ultimately accountable to the Audit Committee and shall report directly to the Audit Committee.

The Audit Committee shall review the adequacy of this Charter on an annual basis and recommend any proposed changes to the Board for approval.

B.    Membership

The Audit Committee shall comprise not less than three (3) members of the Board, each of whom shall be independent as defined below. The Audit Committee's composition will meet the requirements of the Qualitative Listing Requirements of the Nasdaq Stock Market and all applicable federal securities laws.

The members of the Audit Committee shall be appointed by the Board and shall be subject to removal by the Board.

1.    Independence

No Audit Committee member shall qualify as "independent" unless the Board affirmatively determines that the member has no material relationship with the Company (either directly or as a partner, shareholder, or officer of an organization that has a relationship with the Company) and otherwise meets the standards for independence of the Nasdaq Stock Market and any applicable federal securities laws.

2.    Financial Expertise and Experience

At least one (1) member of the Audit Committee shall be an "audit committee financial expert" as defined in rules promulgated by the Securities and Exchange Commission. All members of the Audit Committee shall be financially literate, as defined in the Qualitative Listing Requirements of the Nasdaq Stock Market.

C.    Key Responsibilities

The Audit Committee's job is one of oversight. The Company's management is responsible for preparing the Company's financial statements and the outside auditors are responsible for auditing those financial statements. The Audit Committee is not responsible for planning or conducting audits or determining that the Company's financial statements are complete and accurate or in accordance with generally accepted accounting principles and applicable rules and regulations. Consequently, in carrying out its oversight responsibilities, the Audit Committee is not providing any expert or special assurance as to the Company's financial statements or any professional certification as to the outside auditors' work.

The Audit Committee shall meet at least four (4) times per year, or more often as necessary to perform the duties and responsibilities of the Audit Committee as set forth herein. The Audit Committee shall report to the Board at its next meeting after each Audit Committee meeting.

The following are functions of the Audit Committee in carrying out its oversight function.

1.    Selection and Compensation of the Outside Auditors

The Audit Committee shall have the sole authority and direct responsibility to select, evaluate and, where appropriate, replace the outside auditors. In connection therewith, the Audit Committee is responsible for determining the engagement terms and fees of the outside auditors and for resolving disputes between management and the outside auditors regarding financial reporting.

2.    Pre-Approval of Audit and Non-Audit Services

All auditing services provided to the Company by the outside auditors shall be pre-approved by the Audit Committee.

Additionally, the Audit Committee or one or more of its members shall review any non-audit services provided to the Company by its outside auditors and, except for certain de minimis services to the extent permitted by law, shall pre-approve any such non-audit services. The Audit Committee shall be responsible for determining the engagement terms and fees of any non-audit services to be provided by the outside auditors. The Audit Committee shall not approve the engagement of the Company's outside auditors to perform any non-audit services that are prohibited by Section 10A(g) of the Securities Exchange Act of 1934, as amended, or any rules promulgated thereunder.(1)

The decisions of any member of the Audit Committee to whom authority is delegated to approve any activity by the outside auditors shall be presented to the full Audit Committee at its next meeting.

The Audit Committee shall consider whether the outside auditors' performance of any proposed non-audit services is compatible with the outside auditors' independence.

3.    Meetings with and Reports from Outside Auditors

(a) The Audit Committee shall periodically meet with management and the outside auditors in separate executive sessions.

(b) The Audit Committee shall review and discuss with management and the outside auditors the audited financial statements and related footnotes and the Management's Discussion and Analysis to be included in the Company's Annual Report on Form 10-KSB (or the Annual Report to Shareholders if distributed prior to the filing of the Form 10-KSB). Such review and discussion shall include the analysis and judgment of management and the outside auditors about the appropriateness and quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. In addition, the Audit Committee shall review and consider with management and the outside auditors the matters required to be discussed by Statement on Auditing Standards No. 61. The Audit Committee shall recommend to the Board whether, based on the review and discussions described herein, the financial statements should be included in the Company's Annual Report on Form 10-KSB.

(c) The Audit Committee shall review and discuss with management and the outside auditors the Company's interim financial results to be included in the Company's quarterly reports to be filed with the Securities and Exchange Commission. This review will occur prior to each filing by the Company of its Quarterly Report on Form 10-QSB.

(d) The Audit Committee shall review and discuss with management and the outside auditors the accounting policies and assumptions which may be viewed as critical, the alternative treatments of

(1)	De minimis services are defined in Section 202 of the Sarbanes-Oxley Act (Section 10A(i)(1)(B) of the Securities Exchange Act of 1934, as amended) as services that meet the following criteria: (1) all such services must in the aggregate constitute no more than 5% of the revenues paid by the company to the outside auditor; (2) such services must not have been recognized by the company as non-audit services at the time of the engagement for such services and (3) such services are brought to the attention of the audit committee (or one or more members of the committee to whom the approval of such services has been delegated) and are approved by the committee or such members(s) before the completion of such services.

financial information within generally accepted accounting principles that the outside auditors have discussed with management, the ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the outside auditors. The Audit Committee shall review and discuss with management and the outside auditors any significant changes in the accounting policies of the Company and accounting and financial reporting pronouncements and proposed rules that may have a significant impact on the Company's financial reports.

(e) The Audit Committee shall review and discuss with management and the outside auditors (i) any financial or non-financial arrangements of the Company which do not appear on the financial statements of the Company but are necessary to understand how significant aspects of the Company's business are conducted; and (ii) material transactions or courses of dealing with parties related to the Company.

(f) At least annually, the Audit Committee shall obtain and review a report by the outside auditors describing the following: (i) the outside auditors' internal quality control procedures; and (ii) any material issues raised by the most recent internal quality control review, or peer review of the outside auditors, or by any inquiry or investigation by governmental or professional authorities, within the preceding five (5) years respecting one (1) or more independent audits carried out by the outside auditors, and any steps taken to deal with any such issues.

(g) The Audit Committee shall evaluate the qualifications, performance and independence of the outside auditors and the lead audit partner (including the rotation of the lead audit partner) and present the conclusions of the Audit Committee to the entire Board. In evaluating the outside auditors, the Audit Committee shall consider whether it is appropriate to rotate outside auditing firms.

(h) The Audit Committee shall: (i) request from the outside auditors annually, a formal written statement delineating all relationships between the auditors and the Company consistent with Independence Standards Board Standard Number 1; (ii) discuss with the outside auditors any such disclosed relationship and its impact on the outside auditors' independence; and (iii) determine any appropriate action in response to the outside auditors' report to satisfy itself of the auditors' independence.

(i) The Audit Committee shall meet separately with the outside auditors, with and without management present, to discuss the results of their audits, including any audit problems or difficulties and management's response.

(j) The Audit Committee shall review and discuss with management, the outside auditors and the Company's Chief Financial Officer, the adequacy and effectiveness of the Company's internal controls, including the Company's legal and regulatory compliance programs and the application of the Company's code of ethics to the senior financial officers. The Audit Committee shall review and discuss the Company's legal and regulatory compliance programs with the Company's legal counsel.

(k) The Audit Committee shall review and discuss the Company's guidelines and policies to govern the process by which risk assessment and risk management is undertaken and its programs for monitoring and controlling major financial risks.

(l) The Audit Committee shall review and discuss with the Company's Chief Executive Officer and Chief Financial Officer their evaluation of the Company's disclosure controls and procedures.

4.    Other Matters

(a) Legal Proceedings and Contingent Liabilities

The Audit Committee shall review with management material and pending or overtly threatened legal proceedings involving the Company and other material contingent liabilities.

(b) Press Releases and Information Provided to Analysts and Ratings Agencies

The Audit Committee shall discuss earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies. Such discussion may be done generally (through a discussion of the types of information to be disclosed and the types of presentations to be made). In addition, the Audit Committee may delegate the review of individual press releases or presentations to the Audit Committee's chairman or another member of the Audit Committee.

(c) Proxy Statement Report

The Audit Committee shall prepare the Audit Committee report required by the rules of the Securities and Exchange Commission to be included in the Company's proxy statement for the election of members of the Board. The report will address all issues required by the Securities and Exchange Commission.

(d) Procedures for Employee Complaints and Concerns

The Audit Committee shall establish procedures for: (a) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters; and (b) confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

(e) Hiring Practices for Employees of Outside Auditor

The Audit Committee shall set clear hiring practices for employees or former employees of the outside auditors; such practices to be in accordance with applicable federal securities laws.

(f) Annual Self-Evaluation

The Audit Committee shall perform an annual self- evaluation to determine the extent to which it fulfilled its obligations as described in this Charter or otherwise required by applicable listing standards, regulations, or law.

EXHIBIT B

2005 STOCK INCENTIVE PLAN

OF

AMERICAN CLAIMS EVALUATION, INC.

1.	PURPOSES OF THE PLAN.

This stock incentive plan (the "Plan") is designed to provide an incentive to key employees (including directors and officers who are key employees), non-employee directors, independent contractors and consultants of American Claims Evaluation, Inc., a New York corporation (the "Company"), and its present and future subsidiary corporations, as defined in Paragraph 19 ("Subsidiaries"), and to offer an additional inducement in obtaining the services of such individuals. The Plan provides for the grant of (i) "incentive stock options" ("ISOs") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") to key employees of the Company (including directors and officers who are key employees) and (ii) "nonstatutory options" ("Nonqualified Options") to key employees of the Company (including directors and officers who are key employees), non-employee directors, independent contractors and consultants of the Company. The Company makes no warranty as to the qualifications of any option as an "incentive stock option" under the Code.

2.	STOCK SUBJECT TO THE PLAN.

Subject to the provisions of Paragraph 12, the aggregate number of shares of common stock, $.01 par value per share, of the Company ("Common Stock") for which options may be granted under the Plan shall not exceed 1,000,000. Such shares of Common Stock may, in the discretion of the Board of Directors of the Company (the "Board of Directors"), consist either in whole or in part of authorized but unissued shares of Common Stock or shares of Common Stock held in the treasury of the Company. The Company shall at all times during the term of the Plan reserve and keep available such number of shares of Common Stock as will be sufficient to satisfy the requirements of the Plan. Subject to the provisions of Paragraph 13, any shares of Common Stock subject to an option which for any reason expires, is canceled or is terminated unexercised or which ceases for any reason to be exercisable shall again become available for the granting of options under the Plan.

3.	ADMINISTRATION OF THE PLAN.

The Plan shall be administered by the independent members of the Board of Directors (collectively, the "Committee"). Each member of the Committee must be "independent" within the meaning of the Qualitative Listing Requirements of the Nasdaq Stock Market. A majority of the members of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, and any acts approved in writing by all members without a meeting, shall be the acts of the Committee.

Subject to the express provisions of the Plan, the Committee shall have the authority, in its sole discretion, to determine the key employees, non-employee directors, independent contractors and consultants who shall receive options; the times when they shall receive options; whether an option shall be an ISO or a Nonqualified Option (provided, however, that non-employee directors, independent contractors and consultants may only receive Nonqualified Options); the number of shares of Common Stock to be subject to each option; the term of each option; the date each option shall become exercisable; whether an option shall be exercisable in whole, in part or in installments, and, if in installments, the number of shares of Common Stock to be subject to each installment; whether the installments shall be cumulative; the date each installment shall become exercisable and the term of each installment; whether to accelerate the date of exercise of any installment; whether shares of Common Stock may be issued on exercise of an option as partly paid, and, if so, the dates when future installments of the exercise price shall become due and the amounts of such installments; the exercise price of each option; the form of payment of the exercise price; the amount, if any, necessary to satisfy the Company's obligation to withhold taxes; whether a Nonqualified Option is transferable and, if so, the terms of such transfer; whether to restrict the sale or other disposition of the shares of Common Stock acquired upon the exercise of an option and to waive any such restriction; whether to subject the exercise of all or any portion of an option to the fulfillment of contingencies as specified in the contract referred to in Paragraph 11 (the "Contract"), including, without limitation, contingencies related to entering into a covenant not to compete with Company and its Parent and Subsidiaries, to financial objectives for the Company, a Subsidiary, a division, a product line or other category, and/or the period of continued employment of the optionee with the Company, its Parent or its Subsidiaries, and to determine whether such contingencies have been met; to construe the respective Contracts and the Plan; with the consent of the optionee, to cancel or modify an option, provided such option as modified would be permitted to be granted on such date under the terms of the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; and to make all other determinations necessary or advisable for administering the Plan. The determinations of the Committee on the matters referred to in this Paragraph 3 shall be conclusive.

4.	ELIGIBILITY.

The Committee may, consistent with the purposes of the Plan, grant options from time to time to key employees, non-employee directors, independent contractors and consultants (including directors and officers who are key employees) of the Company or any of its Subsidiaries. Options granted shall cover such number of shares of Common Stock as the Committee may determine; provided, however, that the aggregate market value (determined at the time the option is granted) of the shares of Common Stock for which any eligible person may be granted ISOs under the Plan or any other plan of the Company, or of a Parent or a Subsidiary of the Company, which are exercisable for the first time by such optionee during any calendar year shall not exceed $100,000. The $100,000 ISO limitation shall be applied by taking ISOs into account in the order in which they were granted. Any option (or the portion thereof) granted in excess of such amount shall be treated as a Nonqualified Option.

5.	EXERCISE PRICE.

The exercise price of the shares of Common Stock under each option shall be determined by the Committee; provided, however, that the exercise price shall not be less than 100% of the fair market value of the Common Stock subject to such option on the date of grant; and further provided, that if, at the time an ISO is granted, the optionee owns (or is deemed to own under Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, of any of its Subsidiaries or of a Parent, the exercise price of such ISO shall not be less than 110% of the fair market value of the Common Stock subject to such ISO on the date of grant.

The fair market value of the Common Stock on any day shall be (a) if the principal market for the Common Stock is a national securities exchange, including the National Market System of NASDAQ, the last trade on such day as reported by such exchange or on a consolidated tape reflecting transactions on such exchange, (b) if the principal market for the Common Stock is not a national securities exchange and the Common Stock is quoted on the Small Capitalization market of NASDAQ, and (i) if actual sales price information is available with respect to the Common Stock, the average between the high and low sales prices of the Common Stock on such day on NASDAQ, or (ii) if such information is not available, the average between the highest bid and the lowest asked prices for the Common Stock on such day on NASDAQ, or (c) if the principal market for the Common Stock is not a national securities exchange and the Common Stock is not quoted on NASDAQ, the average between the highest bid and lowest asked prices for the Common Stock on such day as reported on the NASDAQ OTC Bulletin Board Service or by National Quotation Bureau, Incorporated or a comparable service; provided that if clauses (a), (b) and (c) of this

Paragraph are all inapplicable, or if no trades have been made or no quotes are available for such day, the fair market value of the Common Stock shall be determined by the Committee by any method consistent with applicable regulations adopted by the Treasury Department relating to stock options. The determination of the Committee shall be conclusive in determining the fair market value of the Common Stock.

6.	TERM.

The term of each option granted pursuant to the Plan shall be such term as is established by the Committee, in its sole discretion, at or before the time such option is granted; provided, however, that the term of each ISO granted pursuant to the Plan shall be for a period not exceeding 10 years from the date of grant thereof, and further, provided, that if, at the time an ISO is granted, the optionee owns (or is deemed to own under Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, of any of its Subsidiaries or of a Parent, the term of the ISO shall be for a period not exceeding five years from the date of grant. Options shall be subject to earlier termination as hereinafter provided.

7.	EXERCISE.

An option (or any part or installment thereof), to the extent then exercisable, shall be exercised by giving written notice to the Company at its principal office (at present One Jericho Plaza, Jericho, NY 11753, Attn: Secretary), stating which ISO or Nonqualified Option is being exercised, specifying the number of shares of Common Stock as to which such option is being exercised and accompanied by payment in full of the aggregate exercise price therefor (or the amount due on exercise if the Contract permits installments payments) (a) in cash or by certified check made payable to the Company or (b) if the Contract (at the time of grant) so permits, through a "cashless exercise" procedure whereby the optionee delivers irrevocable instructions to a broker to deliver promptly to the Company an amount equal to the purchase price; or (c) on such other terms and conditions as may be acceptable to the Committee (including, without limitation, the relinquishment of ISOs or Nonqualified Options or by payment in full or in part in the form of Common Stock owned by the optionee for a period of at least 6 months or such other period as may be required to avoid an accounting charge against the Company's earnings (and for which the optionee has good title free and clear of any liens and encumbrances) based on the fair market value of the Common Stock on the payment date as determined by the Committee), with previously acquired shares of Common Stock having an aggregate fair market value, on the date of exercise, equal to the aggregate exercise price of all options being exercised, or with any combination of cash, certified check or shares of Common Stock.

A person entitled to receive Common Stock upon the exercise of an option shall not have the rights of a shareholder with respect to such shares of Common Stock until the date of issuance of a stock certificate to him for such shares; provided, however, that until such stock certificate is issued, any option holder using previously acquired shares of Common Stock in payment of an option exercise price shall continue to have the rights of a shareholder with respect to such previously acquired shares.

In no case may a fraction of a share of Common Stock be purchased or issued under the Plan.

8.	TERMINATION OF EMPLOYMENT.

Any holder of an option whose employment with the Company (and its Parent and Subsidiaries) has terminated for any reason other than his death or Disability (as defined in Paragraph 19) may exercise such option, to the extent exercisable on the date of such termination, at any time within 90 days after the date of such termination, but not thereafter and in no event after the date the option would otherwise have expired; provided, however, that if his employment shall be terminated either (a) for cause, or (b) without the consent of the Company, said option shall terminate immediately. Options granted under the Plan shall not be affected by any change in the status of the holder so long as he continues to be a full-time employee of the Company, its Parent or any of its Subsidiaries (regardless of having been transferred from one corporation to another).

For the purposes of the Plan, an employment relationship shall be deemed to exist between an individual and a corporation if, at the time of the determination, the individual was an employee of such corporation for purposes of Section 422(a) of the Code. As a result, an individual on military, sick leave or other bona fide leave of absence shall continue to be considered an employee for purposes of the Plan during such leave if the period of the leave does not exceed 90 days, or, if longer, so long as the individual's right to reemployment with the Company (or a related corporation) is guaranteed either by statute or by contract. If the period of leave exceeds 90 days and the individual's right to reemployment is not guaranteed by statute or by contract, the employment relationship shall be deemed to have terminated on the 91st day of such leave.

Nothing in the Plan or in any option granted under the Plan shall confer on any individual any right to continue in the employ of the Company, its Parent or any of its Subsidiaries, or interfere in any way with the right of the Company, its Parent or any of its Subsidiaries to terminate the employee's employment at any time for any reason whatsoever without liability to the Company, its Parent or any of its Subsidiaries.

9.	DEATH OR DISABILITY OF AN OPTIONEE.

If an optionee dies (a) while he is employed by the Company, its Parent or any of its Subsidiaries, (b) within 90 days after the termination of his employment (unless such termination was for cause or without the consent of the Company) or (c) within one year following the termination of his employment by reason of Disability, the option may be exercised, to the extent exercisable on the date of his death, by his executor, administrator or other person at the time entitled by law to his rights under such option, at any time within one year after death, but not thereafter and in no event after the date the option would otherwise have expired.

10.	COMPLIANCE WITH SECURITIES LAWS.

The Committee may require, in its discretion, as a condition to the exercise of any option that either (a) a Registration Statement under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the shares of Common Stock to be issued upon such exercise shall be effective and current at the time of exercise, or (b) there is an exemption from registration under the Securities Act for the issuance of shares of Common Stock upon such exercise. Nothing herein shall be construed as requiring the Company to register shares subject to any option under the Securities Act.

The Committee may require the optionee to execute and deliver to the Company his representation and warranty, in form and substance satisfactory to the Committee, that the shares of Common Stock to be issued upon the exercise of the option are being acquired by the optionee for his own account, for investment only and not with a view to the resale or distribution thereof. In addition, the Committee may require the optionee to represent and warrant in writing that any subsequent resale or distribution of shares of Common Stock by such optionee will be made only pursuant to (i) a Registration Statement under the Securities Act which is effective and current with respect to the shares of Common Stock being sold, or (ii) a specific exemption from the registration requirements of the Securities Act, but in claiming such exemption, the optionee shall, prior to any offer of sale or sale of such shares of Common Stock, provide the Company with a favorable written opinion of counsel, in form and substance satisfactory to the Company, as to the applicability of such exemption to the proposed sale or distribution.

In addition, if at any time the Committee shall determine in its discretion that the listing or qualification of the shares of Common Stock subject to such option on any securities exchange or under any applicable law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition to, or in connection with, the granting of an option or the issue of shares of Common Stock thereunder, such option may not be exercised in whole or in part unless such listing, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

11.	STOCK OPTION CONTRACTS.

Each option shall be evidenced by an appropriate Contract which shall be duly executed by the Company and the optionee, and shall contain such terms and conditions not inconsistent herewith as may be determined by the Committee.

12.	ADJUSTMENTS UPON CHANGES IN COMMON STOCK.

Notwithstanding any other provisions of the Plan, in the event of any change in the outstanding Common Stock by reason of a stock dividend, recapitalization, merger or consolidation in which the Company is the surviving corporation, split-up, combination or exchange of shares or the like, the aggregate number and kind of shares subject to the Plan, the aggregate number and kind of shares subject to each outstanding option and the exercise price thereof shall be appropriately adjusted by the Committee, whose determination shall be conclusive.

In the event of (a) the liquidation or dissolution of the Company, (b) a merger or consolidation in which the Company is not the surviving corporation, or (c) any other capital reorganization in which more than 50% of the shares of Common Stock of the Company entitled to vote are exchanged, any outstanding options shall vest in their entirety and become exercisable within the period of thirty (30) days commencing upon the date action of the shareholders (or the Committee if shareholder action is not required) is taken to approve the transaction and upon the expiration of that period all options and all rights thereto shall automatically terminate, unless other provision is made therefor in the transaction.

13.	AMENDMENTS AND TERMINATION OF THE PLAN.

The Plan was adopted by the Committee on June 14, 2005. No option may be granted under the Plan after June 13, 2015. The Committee, without further approval of the Company's shareholders, may at any time suspend or terminate the Plan, in whole or in part, or amend it from time to time in such respects as it may deem advisable, including, without limitation, in order that ISOs granted hereunder meet the requirements for "incentive stock options" under the Code, to comply with applicable requirements of the Securities Act and the Securities Exchange Act of 1934, as amended, and to conform to any change in applicable law or to regulations or rulings of administrative agencies; provided, however, that no amendment shall be effective without the requisite prior or subsequent shareholder approval which would (a) except as contemplated in Paragraph 12, increase the maximum number of shares of Common Stock for which options may be granted under the Plan, (b) materially increase the benefits to participants under the Plan or (c) change the eligibility requirements for individuals entitled to receive options hereunder. No termination, suspension or amendment of the Plan shall, without the consent of the holder of an existing option affected thereby, adversely affect his rights under such option. The power of the Committee to construe and administer any options granted under the Plan prior to the termination or suspension of the Plan nevertheless shall continue after such termination or during such suspension.

14.	NON-TRANSFERABILITY OF OPTIONS.

No ISO granted under the Plan shall be transferable otherwise than by will or the laws of descent and distribution or a qualified domestic relations order ("QDRO") as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder, and options may be exercised, during the lifetime of the holder thereof, only by him or his legal representatives or pursuant to a QDRO. A Nonqualified Option shall be transferable to the extent determined by the Committee and set forth in the Contract. Except to the extent provided above, options may not be assigned, transferred, pledged, hypothecated or disposed of in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process.

15.	WITHHOLDING TAXES.

The Company may withhold cash and/or shares of Common Stock to be issued with respect thereto having an aggregate fair market value equal to the amount which it determines is necessary to satisfy its obligation to withhold Federal, state and local income taxes or other taxes incurred by reason of the grant or exercise of an option, its disposition, or the disposition of the underlying shares of Common Stock. Alternatively, the Company may require the holder to pay to the Company such amount, in cash, promptly upon demand. The Company shall not be required to issue any shares of Common Stock pursuant to any such option until all required payments have been made. Fair market value of the shares of Common Stock shall be determined in accordance with Paragraph 5.

16.	LEGENDS; PAYMENTS OF EXPENSES.

The Company may endorse such legend or legends upon the certificates for shares of Common Stock issued upon exercise of an option under the Plan and may issue such "stop transfer" instructions to its transfer agent in respect of such shares as it determines, in its discretion, to be necessary or appropriate to (a) prevent a violation of, or to perfect an exemption from, the registration requirements of the Securities Act, (b) implement the provisions of the Plan or any agreement between the Company and the optionee with respect to such shares of Common Stock, or (c) permit the Company to determine the occurrence of a "disqualifying disposition," as described in Section 421(b) of the Code, of the shares of Common Stock transferred upon the exercise of an ISO granted under the Plan.

The Company shall pay all issuance taxes with respect to the issuance of shares of Common Stock upon the exercise of an option granted under the Plan, as well as all fees and expenses incurred by the Company in connection with such issuance.

17.	USE OF PROCEEDS.

The cash proceeds from the sale of shares of Common Stock pursuant to the exercise of options under the Plan shall be added to the general funds of the Company and used for such corporate purposes as the Committee may determine.

18.	SUBSTITUTIONS AND ASSUMPTIONS OF OPTIONS OF CERTAIN CONSTITUENT CORPORATIONS.

Anything in this Plan to the contrary notwithstanding, the Committee may, without further approval by the shareholders, substitute new options for prior options of a Constituent Corporation (as defined in Paragraph 19) or assume the prior options of such Constituent Corporation.

19.	DEFINITIONS.

a.	Subsidiary. The term "Subsidiary" shall have the same definition as "subsidiary corporation" in Section 424(f) of the Code.

b.	Parent. The term "Parent" shall have the same definition as "parent corporation" in Section 424(e) of the Code.

c.	Constituent Corporation. The term "Constituent Corporation" shall mean any corporation which engages with the Company, its Parent or any Subsidiary in a transaction to which Section 424(a) of the Code applies (or would apply if the option assumed or substituted were an ISO), or any Parent or any Subsidiary of such corporation.

d.	Disability. The term "Disability" shall mean a permanent and total disability within the meaning of Section 22(e)(3) of the Code.

20.	GOVERNING LAW.

The Plan, such options as may be granted hereunder and all related matters shall be governed by, and construed in accordance with, the laws of the State of New York.

21.	PARTIAL INVALIDITY.

The invalidity or illegality of any provision herein shall not affect the validity of any other provision.

22.	SHAREHOLDER APPROVAL.

The Plan shall be subject to approval by the holders of a majority of the Company's outstanding Common Stock and entitled to vote thereon at the next meeting of its shareholders. No options granted hereunder may be exercised prior to such approval, provided that the date of grant of any options granted hereunder shall be determined as if the Plan had not been subject to such approval. Notwithstanding the foregoing, if the Plan is not approved by a vote of the shareholders of the Company on or before October 31, 2005, the Plan and any options granted hereunder shall terminate.

PROXY

AMERICAN CLAIMS EVALUATION, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Gary Gelman, Edward M. Elkin, M.D., Peter Gutmann and Joseph Looney as Proxies, each with the power to appoint a substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of common stock, par value $.01 per share, of American Claims Evaluation, Inc. held of record by the undersigned on August 31, 2005 at the Annual Meeting of Shareholders to be held on October 19, 2005 or any adjournment thereof (the "Annual Meeting") .

PLEASE MARK, SIGN, DATE AND RETURN
THE PROXY CARD PROMPTLY IN THE ENVELOPE PROVIDED

ELECTION OF DIRECTORS			For	Withhold	For All	To withhold authority to vote, mark "For All Except" and write the nominee's # on the line below
1.	01) Gary Gelman	03) Peter Gutmann	All	All	Except
	02) Edward M. Elkin, M.D.	04) Joseph Looney				______________
VOTE ON PROPOSAL			For	Against	Abstain
2.	Approval of the 2005 Stock Incentive Plan

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, the Proxy will be voted FOR all nominees listed and FOR approval of the 2005 Stock Incentive Plan.

Please sign your name exactly as it appears hereon.

(Signature)

(Signature if held jointly)

Dated: ________________________________

When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person. Please note any change in your address alongside the address as it appears on the Proxy.

PLEASE MARK IN BLUE OR BLACK INK, SIGN, DATE AND
RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.